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EXHIBIT 10.45

FIFTH AMENDMENT TO RESTATED CREDIT AGREEMENT
(and Waiver)

    THIS DOCUMENT is entered into as of May 15, 2000, between MAGNETEK, INC., a Delaware corporation ("Borrower"), certain Lenders, BANK OF AMERICA, N.A. (formerly NationsBank, N.A., and formerly NationsBank of Texas, N.A., "Agent"), as Agent for Lenders, and BANKERS TRUST COMPANY, CIBC INC., CREDIT LYONNAIS NEW YORK BRANCH, BANK ONE, N.A. (formerly The First National Bank of Chicago), GENERAL ELECTRIC CAPITAL CORPORATION (assignee of The Long-Term Credit Bank of Japan, Ltd.), and UNION BANK OF CALIFORNIA, N.A., as Co-Agents for Lenders.

    Borrower, Agent, Co-Agents, and Lenders are party to the Restated Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of June 20, 1997, providing for a $200,000,000 revolving credit facility. Borrower, Agent, and Determining Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement as described in Paragraph 2 below. Accordingly, for adequate and sufficient consideration, Borrower, Agent, and Determining Lenders agree as follows:

1.
TERMS AND REFERENCES.  Unless otherwise stated in this document (A) terms defined in the Credit Agreement have the same meanings when used in this document and (B) references to "Sections," "Schedules," and "Exhibits" are to the Credit Agreement's sections, schedules, and exhibits.

2.
AMENDMENTS TO CREDIT AGREEMENT.  The Credit Agreement is amended as follows:

(A)
Section 5.5(c) is entirely amended as follows:

        (c) Intentionally deleted.

  (B)
  Section 9.10 is entirely amended as follows:

        9.10 Distributions.  No Restricted Company may declare, make, or pay any Distribution except (a) Distributions paid in the form of additional equity that is not mandatorily redeemable, (b) Distributions to any other Restricted Company, and (iii) other Distributions by Borrower so long as immediately after giving effect to any such other Distribution (i) no Default or Potential Default exists and (ii) the total amount of all such other Distributions paid during the period (A) beginning June 28, 1999, and ending upon delivery of the Financials and Compliance Certificate for the fiscal quarter ending January 2, 2000, as required by Section 8.1(b), does not exceed $60,000,000 and (B) beginning June 28, 1999, never exceeds $72,000,000.

3.
WAIVER.  Upon Borrower's request, Lenders waive any Default or Potential Default that may exist solely as a result of Borrower's non-compliance with Section 10.4—Consolidated EBITDA, for the period ending March 26, 2000. Except as expressly stated, this waiver is not a waiver of existing or future Defaults or Potential Defaults or a waiver of Lenders' rights to insist upon compliance by Borrower with each Loan Document.

4.
CONDITIONS PRECEDENT.  Paragraphs 2 and 3 above are not effective until Agent receives (A) counterparts of this document executed by Borrower and Determining Lenders, (B) an amendment fee to be paid to each Lender who has executed and delivered to Agent a counterpart of this document by 12:00 noon, Atlanta time on May 12, 2000, equal to 0.10% of that Lender's Commitment, and (C) all other fees and expenses due and payable to Agent under all Loan Documents.

5.
RATIFICATIONS.  Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

6.
REPRESENTATIONS.  To induce Agent, Co-Agents, and Determining Lenders to enter into this document, Borrower represents and warrants to Agent, Co-Agents, and Determining Lenders that as of the date of this document (A) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that any of them speak to a different specific date or the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (B) no Material Adverse Event, Default, or Potential Default exists.

7.
EXPENSES.  Borrower shall pay all costs, fees, and expenses paid or incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any release or other related documents.

8.
MISCELLANEOUS.  All references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this document. This document is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in Sections 1 and 14 of the Credit Agreement are incorporated in this document by reference. Except as specifically amended by this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to the terms of the Credit Agreement. THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE INTENTIONALLY BLANK.
SIGNATURE PAGES FOLLOW.

    EXECUTED as of the date first stated in this Fifth Amendment to Restated Credit Agreement.

MAGNETEK, INC., as Borrower		BANK OF AMERICA, N.A. (formerly NationsBank, N.A., and formerly NationsBank of Texas, N.A.), as Agent and a Lender

By	John P. Colling, Jr., Vice President and Treasurer	By	Nancy S. Goldman, Principal

BANKERS TRUST COMPANY, as a Co-Agent and a Lender		CIBC INC., as a Co-Agent and a Lender

By		By
	Name:		Name:
	Title:		Title:

CREDIT LYONNAIS NEW YORK BRANCH, as a Co-Agent and a Lender		BANK ONE, N.A. (formerly the First National Bank of Chicago), as a Co-Agent and a Lender

By		By
	Name:		Name:
	Title:		Title:

GENERAL ELECTRIC CAPITAL CORPORATION (assignee of The Long-Term Credit Bank of Japan, Ltd.), as a Co-Agent and a Lender		UNION BANK OF CALIFORNIA, N.A., as a Co-Agent and a Lender

By		By
	Name:		Name:
	Title:		Title:

ARAB BANKING CORPORATION (B.S.C.), as a Lender		BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., as a Lender

By		By
	Name:		Name:
	Title:		Title:

By
Name:
Title:

Signature Pages

FIRST UNION NATIONAL BANK, as a Lender		FUJI BANK, LIMITED, ATLANTA AGENCY, as a Lender

By		By
	Name:		Name:
	Title:		Title:

NATEXIS BANQUE (formerly Banque Française du Commerce Extérieur), as a Lender		SOCIETE GENERALE, SOUTHWEST AGENCY, as a Lender

By		By
	Name:		Name:
	Title:		Title:

By
Name:
Title:

THE SUMITOMO BANK, LIMITED, as a Lender		BANK HAPOALIM, B.M. (assignee, in part, of Societe Generale, Southwest Agency), as a Lender

By		By
	Name:		Name:
	Title:		Title:

CREDIT AGRICOLE INDOSUEZ (assignee of Caisse Nationale de Credit Agricole), as a Lender		THE TOKAI BANK, LTD. NEW YORK BRANCH, as a Lender

By		By
	Name:		Name:
	Title:		Title:

By
Name:
Title:

Signature Pages

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EXHIBIT 10.45
FIFTH AMENDMENT TO RESTATED CREDIT AGREEMENT